SUPPLEMENT TO THE CURRENTLY EFFECTIVE SUMMARY PROSPECTUS

DWS Global Income Builder Fund
The following information replaces the existing disclosure contained under the “Portfolio Manager(s)” sub-heading under the “MANAGEMENT” heading of the fund’s summary prospectus.
Darwei Kung, Head of Investment Strategy Liquid Real Assets. Portfolio Manager of the fund. Began managing the fund in 2015.
Di Kumble, CFA, Senior Portfolio Manager Equity. Portfolio Manager of the fund. Began managing the fund in 2017.
Kelly L. Beam, CFA, Senior Portfolio Manager Fixed Income. Portfolio Manager of the fund. Began managing the fund in 2023.
Daniel Park, Portfolio Manager Multi Asset & Solutions. Portfolio Manager of the fund. Began managing the fund in 2023.
Please Retain This Supplement for Future Reference
April 25, 2023
PROSTKR23-20